UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

InterCloud Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously reported in the Current Report on Form 8-K, dated May 3, 2016 (the “Form 8-K”), InterCloud Systems, Inc., a Delaware corporation (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s principal independent accountants, effective as of such date. The dismissal of Grant Thornton was approved by the Board of Directors of the Company.

In accordance with Item 304(a)(3), the Company provided Grant Thornton with a copy of the disclosure in the Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained therein, and if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter, dated May 12, 2016 (the “Letter”), is attached as Exhibit 16.1 to this Form 8-K/A and incorporated herein by reference.

In the Letter, Grant Thornton disagreed with the Company’s statement in the Form 8-K that “None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which Grant Thornton LLP served as the Company’s principal independent accounts.” Grant Thornton believes there were two such reportable events pursuant to Regulation S-K, Item 304(a)(1)(v)(A) and Item 304(a)(1)(v)(C), as follows:

(1) Item 304(a)(1)(v)(A). The identification of material weaknesses in the Company’s internal control over financial reporting as described in Item 4 of the Company’s Form 10-Q for the quarterly period ended September 30, 2015; and

(2) Item 304(a)(1)(v)(C). The identification of certain errors in the Company’s accounting that, if further investigated, may materially impact the fairness or reliability of either previously issued financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report. Grant Thornton advised us that, at the time of its dismissal, Grant Thornton had not had an opportunity to investigate the impact of those errors further.

The Audit Committee of the Board of Directors has discussed the subject matter of each of the foregoing events with Grant Thornton and has authorized Grant Thornton to respond fully to the inquiries of the Company’s successor auditor WithumSmith+Brown, PC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated May 12, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: May 16, 2016	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated May 12, 2016.

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